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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

July 23, 2004
Date of Report (date of earliest event reported)

Overstock.com, Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-49799 (Commission File Number)	87-0634302 (I.R.S. Employer Identification Number)
6322 South 3000 East, Suite 100 Salt Lake City, Utah 84121 (Address of principal executive offices)
(801) 947-3100 (Registrant's telephone number, including area code)
(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition

        The attached Press Release discussing Overstock.com, Inc.'s 2004 2nd quarter results is furnished herewith as Exhibit 99.1. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein shall be deemed "furnished" and not "filed" for purpose of Section 18 of the Securities Exchange Act of 1934, as amended, and such exhibit and information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Exhibit Number	Description
99.1	Press Release issued July 22, 2004.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.
By:	/s/ DAVID K. CHIDESTER David K. Chidester Vice President, Finance
Date: July 23, 2004

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued July 22, 2004.

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SIGNATURE
EXHIBIT INDEX